Amended and Restated Schedule T

dated March 15, 2023

to

THE ADVISORS’ INNER CIRCLE FUND III

Amended and Restated Rule 18f-3 Multiple Class Plan

dated February 12, 2014

LGIMA Funds

(each a Fund to which Legal & General Investment Management America, Inc. serves as investment adviser)

Fund	Institutional Shares	W Shares	R6 Shares	R Shares
Legal & General Retirement Income 2040 Fund	X	X	X
Legal & General Global Developed Equity Index Fund	X
Legal & General Cash Flow Matched Bond Fund	X
Legal & General Long Duration U.S. Credit Fund	X	X
Legal & General U.S. Credit Fund	X
Legal & General Long Life Fund	X	X	X
Legal & General Commodity Strategy Fund	X	X		X

EXHIBIT T.1

LGIMA FUNDS

CERTIFICATE OF CLASS DESIGNATION

Institutional Shares

1.	Class-Specific Distribution Arrangements, Other Expenses

Institutional Shares are sold without a load or sales charge and are not subject to a Rule 12b-1 fee, but may be subject to a shareholder servicing fee that is payable under a Shareholder Service Plan.

Under the terms of the Shareholder Service Plan, certain Funds are permitted to compensate, out of the Institutional Shares’ assets, in an annual amount as described below, Service Providers (as defined in the Shareholder Service Plan) that have established a shareholder servicing relationship with the Funds on behalf of their customers who are Institutional Shares shareholders, as described in the Funds’ prospectus(es).

Fund	Shareholder Servicing Fee
Legal & General Retirement Income 2040 Fund	Up to 0.15% of the average daily net assets
Legal & General Long Duration U.S. Credit Fund
Legal & General Long Life Fund

2.	Eligibility of Purchasers

Institutional Shares are available to certain categories of investors, and may require a minimum initial investment amount, as described in the Funds’ prospectus(es).

3.	Voting Rights

Each shareholder of Institutional Shares will have one vote for each full Institutional Share held and a fractional vote for each fractional Institutional Share held. Shareholders of Institutional Shares will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to Institutional Shares (such as a Rule 12b-1 Distribution Plan or Shareholder Service Plan relating to Institutional Shares); (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of Institutional Shares differ from the interests of holders of any other Class; and (iii) in all other respects the same rights and obligations as any other Class.

4.	Exchange Rights

Shareholders may exchange Institutional Shares of a Fund for Institutional Shares of another Fund, if and to the extent an exchange right is disclosed in the prospectus(es) for the applicable Fund and subject to the terms and conditions set forth in the prospectus(es) of the Fund, provided that the shareholder requesting the exchange meets the eligibility requirements of the Fund into which such shareholder seeks to have his/her/its shares exchanged, as set forth in the Funds’ prospectus(es).

5.	Conversion Rights

a. Conversion at the Option of a Shareholder

Shareholders of Institutional Shares of a Fund may convert such Institutional Shares into another Class of shares of the same Fund (an “Intra-Fund Conversion”), if and to the extent an applicable Intra-Fund Conversion right is disclosed in the prospectus(es) for the applicable Fund and subject to the terms and conditions set forth in the prospectus(es) of the Fund, provided that the shareholder requesting the Intra-Fund Conversion meets the eligibility requirements of the Class of shares into which such shareholder seeks to have his/her/its shares converted, as set forth in the Funds’ prospectus(es).

b. Conversion at the Option of a Fund

In the event that a shareholder no longer meets the eligibility requirements for investment in Institutional Shares, a Fund may, in its discretion, elect to convert such shareholder's Institutional Shares into a Class of shares for which such shareholder does meet the eligibility requirements. If such investor meets the eligibility requirements for more than one other Class, then such shareholder’s Institutional Shares shall be convertible into shares of the Class having the lowest total operating expenses for which such shareholder meets the eligibility requirements.

6.	Limitation on Conversion and Exchange Rights

Notwithstanding any other provision of this Certificate of Class Designation, conversion and exchange rights may not be available with respect to shares purchased through a financial intermediary who (i) has made arrangements with the Trust or the principal underwriter for the Funds to make available for investment only certain Funds or certain Classes of shares of the Funds, or (ii) has made arrangements with a shareholder to purchase a specific Class or Classes of shares on behalf of such shareholder.

 EXHIBIT T.2

LGIMA FUNDS

CERTIFICATE OF CLASS DESIGNATION

W Shares

1.	Class-Specific Distribution Arrangements, Other Expenses

W Shares are sold without a load or sales charge and are not subject to a Rule 12b-1 fee, but may be subject to a shareholder servicing fee that is payable under a Shareholder Service Plan.

Under the terms of the Shareholder Service Plan, certain Funds are permitted to compensate, out of the W Shares’ assets, in an annual amount as described below, Service Providers (as defined in the Shareholder Service Plan) that have established a shareholder servicing relationship with the Funds on behalf of their customers who are W Shares shareholders, as described in the Funds’ prospectus(es).

Fund	Shareholder Servicing Fee
Legal & General Retirement Income 2040 Fund	Up to 0.10% of the average daily net assets
Legal & General Long Life Fund
Legal & General Commodity Strategy Fund	Up to 0.20% of the average daily net assets

2.	Eligibility of Purchasers

W Shares are available to certain categories of investors, and may require a minimum initial investment amount, as described in the Funds’ prospectus(es).

3.	Voting Rights

Each shareholder of W Shares will have one vote for each full W Share held and a fractional vote for each fractional W Share held. Shareholders of W Shares will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to W Shares (such as a Rule 12b-1 Distribution Plan or Shareholder Service Plan relating to W Shares); (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of W Shares differ from the interests of holders of any other Class; and (iii) in all other respects the same rights and obligations as any other Class.

4.	Exchange Rights

Shareholders may exchange W Shares of a Fund for W Shares of another Fund, if and to the extent an exchange right is disclosed in the prospectus(es) for the applicable Fund and subject to the terms and conditions set forth in the prospectus(es) of the Fund, provided that the shareholder requesting the exchange meets the eligibility requirements of the Fund into which such shareholder seeks to have his/her/its shares exchanged, as set forth in the Funds’ prospectus(es).

5.       Conversion Rights

a. Conversion at the Option of a Shareholder

Shareholders of W Shares of a Fund may convert such W Shares into another Class of shares of the same Fund (an “Intra-Fund Conversion”), if and to the extent an applicable Intra-Fund Conversion right is disclosed in the prospectus(es) for the applicable Fund and subject to the terms and conditions set forth in the prospectus(es) of the Fund, provided that the shareholder requesting the Intra-Fund Conversion meets the eligibility requirements of the Class of shares into which such shareholder seeks to have his/her/its shares converted, as set forth in the Funds’ prospectus(es).

b. Conversion at the Option of a Fund

In the event that a shareholder no longer meets the eligibility requirements for investment in W Shares, a Fund may, in its discretion, elect to convert such shareholder's W Shares into a Class of shares for which such shareholder does meet the eligibility requirements. If such investor meets the eligibility requirements for more than one other Class, then such shareholder’s W Shares shall be convertible into shares of the Class having the lowest total operating expenses for which such shareholder meets the eligibility requirements.

6.        Limitation on Conversion and Exchange Rights

Notwithstanding any other provision of this Certificate of Class Designation, conversion and exchange rights may not be available with respect to shares purchased through a financial intermediary who (i) has made arrangements with the Trust or the principal underwriter for the Funds to make available for investment only certain Funds or certain Classes of shares of the Funds, or (ii) has made arrangements with a shareholder to purchase a specific Class or Classes of shares on behalf of such shareholder.

EXHIBIT T.3

LGIMA FUNDS

CERTIFICATE OF CLASS DESIGNATION

R6 Shares

1.       Class-Specific Distribution Arrangements, Other Expenses

R6 Shares are sold without a load or sales charge and are not subject to a Rule 12b-1 fee, but may be subject to a shareholder servicing fee that is payable under a Shareholder Service Plan.

Under the terms of the Shareholder Service Plan, certain Funds are permitted to compensate, out of the R6 Shares’ assets, in an annual amount as described below, Service Providers (as defined in the Shareholder Service Plan) that have established a shareholder servicing relationship with the Funds on behalf of their customers who are R6 Shares shareholders, as described in the Funds’ prospectus(es).

Fund	Shareholder Servicing Fee
Legal & General Retirement Income 2040 Fund	Up to 0.20% of the average daily net assets
Legal & General Long Life Fund

2.	Eligibility of Purchasers

R6 Shares are available to certain categories of investors, and may require a minimum initial investment amount, as described in the Funds’ prospectus(es).

3.	Voting Rights

Each shareholder of R6 Shares will have one vote for each full R6 Share held and a fractional vote for each fractional R6 Share held. Shareholders of R6 Shares will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to R6 Shares (such as a Rule 12b-1 Distribution Plan or Shareholder Service Plan relating to R6 Shares); (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of R6 Shares differ from the interests of holders of any other Class; and (iii) in all other respects the same rights and obligations as any other Class.

4.	Exchange Rights

Shareholders may exchange R6 Shares of a Fund for R6 Shares of another Fund, if and to the extent an exchange right is disclosed in the prospectus(es) for the applicable Fund and subject to the terms and conditions set forth in the prospectus(es) of the Fund, provided that the shareholder requesting the exchange meets the eligibility requirements of the Fund into which such shareholder seeks to have his/her/its shares exchanged, as set forth in the Funds’ prospectus(es).

5.	Conversion Rights

a. Conversion at the Option of a Shareholder

Shareholders of R6 Shares of a Fund may convert such R6 Shares into another Class of shares of the same Fund (an “Intra-Fund Conversion”), if and to the extent an applicable Intra-Fund Conversion right is disclosed in the prospectus(es) for the applicable Fund and subject to the terms and conditions set forth in the prospectus(es) of the Fund, provided that the shareholder requesting the Intra-Fund Conversion meets the eligibility requirements of the Class of shares into which such shareholder seeks to have his/her/its shares converted, as set forth in the Funds’ prospectus(es).

b. Conversion at the Option of a Fund

In the event that a shareholder no longer meets the eligibility requirements for investment in R6 Shares, a Fund may, in its discretion, elect to convert such shareholder's R6 Shares into a Class of shares for which such shareholder does meet the eligibility requirements. If such investor meets the eligibility requirements for more than one other Class, then such shareholder’s R6 Shares shall be convertible into shares of the Class having the lowest total operating expenses for which such shareholder meets the eligibility requirements.

6.	Limitation on Conversion and Exchange Rights

Notwithstanding any other provision of this Certificate of Class Designation, conversion and exchange rights may not be available with respect to shares purchased through a financial intermediary who (i) has made arrangements with the Trust or the principal underwriter for the Funds to make available for investment only certain Funds or certain Classes of shares of the Funds, or (ii) has made arrangements with a shareholder to purchase a specific Class or Classes of shares on behalf of such shareholder.

 EXHIBIT T.4

LGIMA FUNDS

CERTIFICATE OF CLASS DESIGNATION

R Shares

1.	Class-Specific Distribution Arrangements, Other Expenses

R Shares are sold without a load or sales charge, but are subject to a Rule 12b-1 fee and a shareholder service fee that is payable under a Shareholder Service Plan.

The Trust, on behalf of certain Funds, will make monthly payments to the Distributor under the Rule 12b-1 Distribution Plan approved by the Board of Trustees at an annual rate of up to 0.25% of the Funds’ average daily net assets attributable to R Shares. The Distributor will use the Rule 12b-1 fees for expenses associated with the promotion and sale of the Funds’ R Shares including, without limitation, travel and communication expenses and expenses for the compensation of and benefits for sales personnel.

Under the terms of the Shareholder Service Plan, certain Funds are permitted to compensate, out of the R Shares’ assets, in an annual amount as described below, Service Providers (as defined in the Shareholder Service Plan) that have established a shareholder servicing relationship with the Funds on behalf of their customers who are R Shares shareholders, as described in the Funds’ prospectus(es).

Fund	Shareholder Servicing Fee
Legal & General Commodity Strategy Fund	Up to 0.25% of the average daily net assets

2.	Eligibility of Purchasers

R Shares are available to certain categories of investors, and may require a minimum initial investment amount, as described in the Funds’ prospectus(es).

3.	Voting Rights

Each shareholder of R Shares will have one vote for each full R Share held and a fractional vote for each fractional R Share held. Shareholders of R Shares will have: (i) exclusive voting rights regarding any matter submitted to shareholders that relates solely to R Shares (such as a Rule 12b-1 Distribution Plan or Shareholder Service Plan relating to R Shares); (ii) separate voting rights on any other matter submitted to shareholders in which the interests of the shareholders of R Shares differ from the interests of holders of any other Class; and (iii) in all other respects the same rights and obligations as any other Class.

4.	Exchange Rights

Shareholders may exchange R Shares of a Fund for R Shares of another Fund, if and to the extent an exchange right is disclosed in the prospectus(es) for the applicable Fund and subject to the terms and conditions set forth in the prospectus(es) of the Fund, provided that the shareholder requesting the exchange meets the eligibility requirements of the Fund into which such shareholder seeks to have his/her/its shares exchanged, as set forth in the Funds’ prospectus(es).

5.	Conversion Rights

a. Conversion at the Option of a Shareholder

Shareholders of R Shares of a Fund may convert such R Shares into another Class of shares of the same Fund (an “Intra-Fund Conversion”), if and to the extent an applicable Intra-Fund Conversion right is disclosed in the prospectus(es) for the applicable Fund and subject to the terms and conditions set forth in the prospectus(es) of the Fund, provided that the shareholder requesting the Intra-Fund Conversion meets the eligibility requirements of the Class of shares into which such shareholder seeks to have his/her/its shares converted, as set forth in the Funds’ prospectus(es).

b. Conversion at the Option of a Fund

In the event that a shareholder no longer meets the eligibility requirements for investment in R Shares, a Fund may, in its discretion, elect to convert such shareholder's R Shares into a Class of shares for which such shareholder does meet the eligibility requirements. If such investor meets the eligibility requirements for more than one other Class, then such shareholder’s R Shares shall be convertible into shares of the Class having the lowest total operating expenses for which such shareholder meets the eligibility requirements.

6.	Limitation on Conversion and Exchange Rights

Notwithstanding any other provision of this Certificate of Class Designation, conversion and exchange rights may not be available with respect to shares purchased through a financial intermediary who (i) has made arrangements with the Trust or the principal underwriter for the Funds to make available for investment only certain Funds or certain Classes of shares of the Funds, or (ii) has made arrangements with a shareholder to purchase a specific Class or Classes of shares on behalf of such shareholder.